Cash, Cash Equivalents and Restricted Cash (Tables)	12 Months Ended
Dec. 31, 2025
Cash, Cash Equivalents and Restricted Cash [Abstract]
Schedule of Cash, Cash Equivalents and Restricted Cash

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheet, including location of amounts reported in the accompanying consolidated balance sheets, that sum to the total of the same amounts shown in the statement of cash flows.

	December 31,
(in thousands)	2025	2024

Cash held in banks	$1,580	$2,257
Bank deposits with original maturities of three months or less (annual average interest rate 4.2% and 3.16%)	314	1,044
Total cash and cash equivalents	1,894	3,301
Restricted cash – current – Prepaid expenses and other receivables	113	113
Restricted cash – noncurrent – Other assets	366	317
Total cash, cash equivalents and restricted cash shown in the statement of cash flows	$2,373	$3,731